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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           RIVERSTONE NETWORKS, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                   Delaware                                    95-4596178
----------------------------------------------------    -----------------------
(State or Other Jurisdiction of Incorporation)              (IRS Employer
                                                          Identification No.)


           5200 Great America Parkway, Santa Clara, California 95054
           ---------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


     If this Form relates to the        If this Form relates to the
      registration of a class of        registration of a class of securities
      securities pursuant to Section    pursuant to Section 12(g) of the
      12(b) of the Exchange Act and     Exchange Act and is effective
      is effective pursuant  to         pursuant to General Instruction
      General Instruction A.(c),        A.(d), please check the following
      please check the following box.   box. [X]
      [ ]

Securities Act registration statement file number to which this form relates:
333-45958 (if applicable)
---------

Securities to be registered pursuant to Section 12(b) of the Act:


    TITLE OF EACH                            NAME OF EACH EXCHANGE ON WHICH EACH
CLASS TO BE SO REGISTERED                          CLASS IS TO BE REGISTERED
-------------------------                   -----------------------------------

         N/A                                                N/A


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    Common Stock, par value $0.01 per share
             -----------------------------------------------------
                               (TITLE OF CLASS)
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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

     The capital stock of Riverstone Networks, Inc. (the "Company") to be registered on the Nasdaq Stock Market, is the Company's Common Stock, par value $.01 per share (the "Common Stock").

     The description of the Company's Common Stock is set forth in the information provided under "Description of Capital Stock" in the prospectus which forms a part of the Registration Statement on Form S-1 (File Number 333-45958) filed under the Securities Act of 1933 with the Securities and Exchange Commission on September 18, 2000 (as amended from time to time, the "Registration Statement"), which information is incorporated herein by reference.

ITEM 2.  EXHIBITS.
         --------

     The following exhibits, forming a part of the Registrant's Registration Statement on Form S-1, as may be amended from time to time, are hereby incorporated by reference.

     3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant.
     3.2  Form of Amended and Restated By-Laws of the Registrant.
     4.1  Form of the Registrant's Common Stock Certificate.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              RIVERSTONE NETWORKS, INC.



Date:  January 26, 2001       By: /s/ Romulus S. Pereira
                                  ----------------------
                              Name:   Romulus Pereira
                              Title:  President, Chief Executive Officer
                                      and Director

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